Income tax expense	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Income tax expense
6    Income tax expense

	2020	2019	2018
	US$M	US$M	US$M
Total taxation expense comprises:
Current tax expense	5,109	5,408	5,052
Deferred tax (benefit)/expense	(335)	121	1,955

	4,774	5,529	7,007

	2020	2019	2018
	US$M	US$M	US$M
Factors affecting income tax expense for the year
Income tax expense differs to the standard rate of corporation tax as follows:
Profit before taxation	13,510	15,049	14,751

Tax on profit at Australian prima facie tax rate of 30 per cent	4,053	4,515	4,425

Impact of US tax reform
Tax rate changes	–	–	1,390
Non-tax effected operating losses and capital gains	–	–	834
Tax on remitted and unremitted foreign earnings (1)	–	–	194
Recognition of previously unrecognised tax assets	–	–	(95)
Other	–	–	(3)

Subtotal	–	–	2,320
Other items not related to US tax reform
Non-tax effected operating losses and capital gains	707	742	721
Tax on remitted and unremitted foreign earnings	225	283	401
Tax effect of (loss)/profit from equity accounted investments, related impairments and expenses (2)	154	164	(44)
Amounts under/(over) provided in prior years	64	(21)	(51)
Foreign exchange adjustments	20	(25)	(152)
Tax rate changes	(8)	6	(79)
Recognition of previously unrecognised tax assets	(30)	(10)	(170)
Investment and development allowance	(99)	(94)	(180)
Impact of tax rates applicable outside of Australia (3)	(167)	(312)	(484)
Other	(211)	87	172

Income tax expense	4,708	5,335	6,879

Royalty-related taxation (net of income tax benefit)	66	194	128

Total taxation expense	4,774	5,529	7,007

(1)	Comprising US$797 million repatriation tax net of US$603 million of previously unrecognised tax credits.

(2)
The (loss)/profit from equity accounted investments, related impairments and expenses is net of income tax. This item removes the prima facie tax effect on such (loss)/profit, related impairments and expenses.

(3)
All profits earned in Singapore by BHP’s Sales and Marketing organisation from the sale of our Australian commodities acquired from entities controlled by BHP Group Limited are subject to Australian ‘top up tax’ under the Controlled Foreign Company tax rules in FY2020. This reflects the change in ownership of the main Sales and Marketing entity, in accordance with the settlement agreement entered into with the Australian Taxation Office in FY2019 to resolve a long-standing transfer pricing dispute.

Income tax recognised in other comprehensive income is as follows:

	2020	2019	2018
	US$M	US$M	US$M
Income tax effect of:
Items that may be reclassified subsequently to the income statement:
Net valuation gains on investments taken to equity	–	–	(3)
Cash flow hedges:
Gains/(losses) taken to equity	94	98	(25)
(Gains)/losses transferred to the income statement	(89)	(90)	64

Income tax credit relating to items that may be reclassified subsequently to the income statement	5	8	36

Items that will not be reclassified to the income statement:
Remeasurement gains/(losses) on pension and medical schemes	25	7	(22)
Others	1	12	8

Income tax credit/(charge) relating to items that will not be reclassified to the income statement	26	19	(14)

Total income tax credit relating to components of other comprehensive income (1)	31	27	22

(1)
Included within total income tax relating to components of other comprehensive income is US$31 million relating to deferred taxes and US$ nil relating to current taxes (2019: US$15 million and US$12 million; 2018: US$17 million and US$5 million).

Recognition and measurement
Taxation on the profit/(loss) for the year comprises current and deferred tax. Taxation is recognised in the income statement except to the extent that it relates to items recognised directly in equity, in which case the tax effect is also recognised in equity.

Current tax	Deferred tax	Royalty-related taxation
Current tax is the expected tax on the taxable income for the year, using tax rates and laws enacted or substantively enacted at the reporting date, and any adjustments to tax payable in respect of previous years.
Deferred tax is provided in full, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the Financial Statements. Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised.

Deferred tax is not recognised for temporary differences relating to:

•

 initial recognition of goodwill;

•

   initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit;

•

  investment in subsidiaries, associates and jointly controlled entities where the Group is able to control the timing of the reversal of the temporary difference and it is probable that they will not reverse in the foreseeable future.

Deferred tax is measured at the tax rates that are expected to be applied when the asset is realised or the liability is settled, based on the laws that have been enacted or substantively enacted at the reporting date.

Current and deferred tax assets and liabilities are offset when the Group has a legally enforceable right to offset and when the tax balances are related to taxes levied by the same tax authority and the Group intends to settle on a net basis, or realise the asset and settle the liability simultaneously.
Royalties and resource rent taxes are treated as taxation arrangements (impacting income tax expense/(benefit)) when they are imposed under government authority and the amount payable is calculated by reference to revenue derived (net of any allowable deductions) after adjustment for temporary differences. Obligations arising from royalty arrangements that do not satisfy these criteria are recognised as current provisions and included in expenses.

Uncertain tax and royalty matters
The Group operates across many tax jurisdictions. Application of tax law can be complex and requires judgement to assess risk and estimate outcomes, particularly in relation to the Group’s cross-border operations and transactions. The evaluation of tax risks considers both amended assessments received and potential sources of challenge from tax authorities. The status of proceedings for these matters will impact the ability to determine the potential exposure and in some cases, it may not be possible to determine a range of possible outcomes or a reliable estimate of the potential exposure.
The Group has unresolved tax and royalty matters for which the timing of resolution and potential economic outflow are uncertain. Tax and royalty matters with uncertain outcomes arise in the normal course of business and occur due to changes in tax law, changes in interpretation of tax law, periodic challenges and disagreements with tax authorities and legal proceedings.
Tax and royalty obligations assessed as having probable future economic outflows capable of reliable measurement are provided for as at 30 June 2020. Matters with a possible economic outflow and/or presently incapable of being measured reliably are contingent liabilities and disclosed in note 33 ‘Contingent liabilities’. Individually significant matters, including those resolved during the financial year, are outlined below to the extent that disclosure does not prejudice the Group.

Controlled Foreign Companies dispute	On 11 March 2020, the Australian High Court ruled that BHP Group Limited and BHP Group Plc are ‘associates’ under the Controlled Foreign Companies rules, and therefore profits earned globally by BHP’s Sales and Marketing organisation from the sale of commodities acquired from Australian subsidiaries of BHP Group Plc are subject to ‘top-up tax’ in Australia at the corporate tax rate of 30 per cent. As a result of this ruling, BHP paid approximately US$115 million in additional taxes for the prior years, being FY2006 to FY2019, with US$32 million paid in prior periods and US$83 million paid in FY2020.

Samarco tax assessments	Details of uncertain tax and royalty matters relating to Samarco are disclosed in note 4 ‘Significant events – Samarco dam failure’.

Key judgements and estimates

Income tax classification

Judgements:
The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements:
Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. Judgement is applied in recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates:
The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis, using estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process for associated operations.

Uncertain tax matters

Judgements:
Management applies judgements about the application of income tax legislation and its interaction with income tax accounting principles. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of tax assets and tax liabilities, including deferred tax, recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised.

Where the final tax outcomes are different from the amounts that were initially recorded, these differences impact the current and deferred tax provisions in the period in which the determination is made.

Measurement of uncertain tax and royalty matters considers a range of possible outcomes, including assessments received from tax authorities. Where management is of the view that potential liabilities have a low probability of crystallising, or it is not possible to quantify them reliably, they are disclosed as contingent liabilities (refer to note 33 ‘Contingent liabilities’).